Other current and non-current liabilities	12 Months Ended
Dec. 31, 2024
Other Current Liabilities [Abstract]
Other current and non-current liabilities
33. Other current and non-current liabilities
The following table provides a breakdown for other current and non-current liabilities:

	At December 31,
(€ thousands)	2024	2023
Due to employees	52,177	90,864
VAT and other taxes	31,228	25,100
Accrued expenses	36,432	28,512
Social security institutions	14,202	21,260
Deferred income	8,107	9,790
Other current liabilities	16,526	29,487
Total other current liabilities	158,672	205,013
Other non-current liabilities	—	9,689
Total other non-current liabilities	—	9,689
Amounts due to employees include deferred compensation, accrued and untaken leave and related social contributions. At December 31, 2024, €4,912 thousand related to bonuses earned by key management and was classified as current (€43,034 thousand at December 31, 2023, all of which was classified as current).
Accrued expenses primarily include payroll accruals and rental expenses.
At December 31, 2024, other current liabilities included deferred consideration related to the acquisition of the Thom Browne business in South Korea of €9,066 thousand that is expected to be paid in 2025 (€18,991 thousand at December 31, 2023, of which €9,302 thousand was classified as current and €9,689 thousand was classified as non-current). During 2024 the Group paid deferred consideration relating to the acquisition of the Thom Browne business in South Korea for €9,580 thousand. For additional information see Note 39 — Business combinations.